SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  December 3, 2003
(Date of earliest event reported)

Commission File No.:  333-110283

                    Wells Fargo Asset Securities Corporation
--------------------------------------------------------------------------------


        Delaware                                         52-1972128
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)


7485 New Horizon Way
Frederick, Maryland                                                    21703
--------------------------------------------------------------------------------
Address of principal executive offices                              (Zip Code)


                                 (301) 846-8881
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code


--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.     Other Events

            Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Structural Term Sheets (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Goldman, Sachs & Co. which are hereby filed pursuant to such letters.

ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                         Description
-----------------                   -----------

      (99) Collateral Term Sheets and Structural Term Sheets prepared by Goldman, Sachs & Co. in connection with
                                    Wells Fargo Asset Securities
                                    Corporation, Mortgage
                                    Pass-Through Certificates,
                                    Series 2003-17

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WELLS FARGO ASSET SECURITIES CORPORATION


December 3, 2003


                                   By: /s/ Alan S. McKenney
                                       ----------------------------------
                                       Alan S. McKenney
                                       Vice President

                                INDEX TO EXHIBITS


                                                                  Paper (P) or
Exhibit No.     Description                                       Electronic (E)
-----------     -----------                                       --------------

   (99) Collateral Term Sheets and Structural Term Sheets prepared by Goldman, Sachs & Co. in connection with Wells Fargo Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-17